The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to
Item 72DD correctly, the correct answer is as follows (in 000's):

A-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $5,923
Janus Contrarian Fund $0
Janus Emerging Markets Fund $5
Janus Enterprise Fund $0
Janus Forty Fund $2,140
Janus Fund $4,505
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $1,070
Janus Global Real Estate Fund $111
Janus Global Research Fund $6
Janus Global Select Fund $148
Janus Global Technology Fund $0
Janus Growth and Income Fund $129
Janus International Equity Fund $592
Janus Overseas Fund $896
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $84
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $12
Perkins Global Value Fund $20

C-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $3,324
Janus Contrarian Fund $0
Janus Emerging Markets Fund $4
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $1,391
Janus Global Real Estate Fund $37
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $26
Janus International Equity Fund $34
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $3
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $7

D-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $11,480
Janus Contrarian Fund $114
Janus Emerging Markets Fund $34
Janus Enterprise Fund $0
Janus Fund $26,955
Janus Global Life Sciences Fund $673
Janus Global Real Estate Fund $321
Janus Global Research Fund $294
Janus Global Select Fund $19,536
Janus Global Technology Fund $0
Janus Growth and Income Fund $12,851
Janus International Equity Fund $132
Janus Overseas Fund $4,170
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $12,146
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $9,196
Perkins Global Value Fund $2,086

I-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $20,235
Janus Contrarian Fund $1
Janus Emerging Markets Fund $15
Janus Enterprise Fund $0
Janus Forty Fund $7,262
Janus Fund $1,039
Janus Global Life Sciences Fund $8
Janus Global Market Neutral Fund $979
Janus Global Real Estate Fund $562
Janus Global Research Fund $130
Janus Global Select Fund $271
Janus Global Technology Fund $0
Janus Growth and Income Fund $177
Janus International Equity Fund $1,970
Janus Overseas Fund $4,933
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $822
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $151
Perkins Global Value Fund $147

R-Class
Janus Balanced Fund $1,625
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $187
Janus Fund $7
Janus Global Market Neutral Fund $20
Janus Global Select Fund $11
Janus Growth and Income Fund $9
Janus International Equity Fund $4
Janus Overseas Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $5

S-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $6,608
Janus Contrarian Fund $0
Janus Emerging Markets Fund $3
Janus Enterprise Fund $0
Janus Forty Fund $4,901
Janus Fund $90
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $59
Janus Global Real Estate Fund $7
Janus Global Research Fund $15
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $226
Janus International Equity Fund $14
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $4
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $174
Perkins Global Value Fund $10

T-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $34,287
Janus Contrarian Fund $0
Janus Emerging Markets Fund $7
Janus Enterprise Fund $0
Janus Forty Fund $225
Janus Fund $9,687
Janus Global Life Sciences Fund $70
Janus Global Market Neutral Fund $23
Janus Global Real Estate Fund $55
Janus Global Research Fund $149
Janus Global Select Fund $8,597
Janus Global Technology Fund $0
Janus Growth and Income Fund $8,025
Janus International Equity Fund $77
Janus Overseas Fund $7,055
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $7,394
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $5,934
Perkins Global Value Fund $576


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to
Item 72EE correctly, the correct answer is as follows (in 000's):

A-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $9,395
Janus Contrarian Fund $0
Janus Emerging Markets Fund $4
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Market Neutral Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $41,895
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $6,865
Janus Venture Fund $30
Janus Worldwide Fund $0
Perkins Global Value Fund $19
C-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $7,572
Janus Contrarian Fund $0
Janus Emerging Markets Fund $3
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $13,080
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $2,628
Janus Venture Fund $3
Janus Worldwide Fund $0
Perkins Global Value Fund $8

D-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $16,940
Janus Contrarian Fund $0
Janus Emerging Markets Fund $28
Janus Enterprise Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $120,564
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $18,647
Janus Twenty Fund $667,662
Janus Venture Fund $68,027
Janus Worldwide Fund $0
Perkins Global Value Fund $2,051

I-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $28,932
Janus Contrarian Fund $0
Janus Emerging Markets Fund $13
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $93,642
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $14,106
Janus Venture Fund $1,345
Janus Worldwide Fund $0
Perkins Global Value Fund $138

R-Class
Janus Balanced Fund $2,967
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Market Neutral Fund $0
Janus Global Select Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $10,565
Janus Triton Fund $691
Janus Worldwide Fund $0

S-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $11,132
Janus Contrarian Fund $0
Janus Emerging Markets Fund $3
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $83,857
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $1,807
Janus Venture Fund $1
Janus Worldwide Fund $0
Perkins Global Value Fund $11

T-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $53,054
Janus Contrarian Fund $0
Janus Emerging Markets Fund $6
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $269,221
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $36,136
Janus Twenty Fund $471,872
Janus Venture Fund $17,728
Janus Worldwide Fund $0
Perkins Global Value Fund $577


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to
Item 73A correctly, the correct answer is as follows:

A-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.2547
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0.0363
Janus Enterprise Fund $0
Janus Forty Fund $0.1519
Janus Fund $0.1412
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0.9506
Janus Global Real Estate Fund $0.1477
Janus Global Research Fund $0.0286
Janus Global Select Fund $0.0749
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.1763
Janus International Equity Fund $0.1209
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0.2039
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $0.2286
Perkins Global Value Fund $0.3618

C-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.1773
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0.0363
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0.8308
Janus Global Real Estate Fund $0.0926
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.0694
Janus International Equity Fund $0.0225
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0.0572
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0.3288

D-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.2743
Janus Contrarian Fund $0.0009
Janus Emerging Markets Fund $0.0363
Janus Enterprise Fund $0
Janus Fund $0.1690
Janus Global Life Sciences Fund $0.0369
Janus Global Real Estate Fund $0.1715
Janus Global Research Fund $0.0359
Janus Global Select Fund $0.1137
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.1978
Janus International Equity Fund $0.1490
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0.1978
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $0.3531
Perkins Global Value Fund $0.3472

I-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.2845
Janus Contrarian Fund $0.0002
Janus Emerging Markets Fund $0.0363
Janus Enterprise Fund $0
Janus Forty Fund $0.2547
Janus Fund $0.1881
Janus Global Life Sciences Fund $0.0442
Janus Global Market Neutral Fund $0.9785
Janus Global Real Estate Fund $0.1819
Janus Global Research Fund $0.0480
Janus Global Select Fund $0.1035
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.2086
Janus International Equity Fund $0.1717
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0.2317
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $0.4049
Perkins Global Value Fund $0.3637

R-Class
Janus Balanced Fund $0.2139
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0.0302
Janus Fund $0.0811
Janus Global Market Neutral Fund $0.9441
Janus Global Select Fund $0.0494
Janus Growth and Income Fund $0.1145
Janus International Equity Fund $0.0619
Janus Overseas Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0.1822

S-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.2379
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0.0363
Janus Enterprise Fund $0
Janus Forty Fund $0.0818
Janus Fund $0.0403
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0.9250
Janus Global Real Estate Fund $0.1455
Janus Global Research Fund $0.0571
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.1422
Janus International Equity Fund $0.0542
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0.2105
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $0.1648
Perkins Global Value Fund $0.3002

T-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.2627
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0.0363
Janus Enterprise Fund $0
Janus Forty Fund $0.2127
Janus Fund $0.1260
Janus Global Life Sciences Fund $0.0080
Janus Global Market Neutral Fund $0.9265
Janus Global Real Estate Fund $0.1418
Janus Global Research Fund $0.0201
Janus Global Select Fund $0.0999
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.1821
Janus International Equity Fund $0.1556
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0.1626
Janus Triton Fund $0
Janus Venture Fund $0
Janus Worldwide Fund $0.2996
Perkins Global Value Fund $0.3411


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to
Item 73B correctly, the correct answer is as follows:

A-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.4098
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0.0302
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $2.6654
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.6024
Janus Venture Fund $4.0752
Janus Worldwide Fund $0
Perkins Global Value Fund $0.3415

C-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.4098
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0.0302
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $2.6654
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.6024
Janus Venture Fund $4.0752
Janus Worldwide Fund $0
Perkins Global Value Fund $0.3415

D-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.4098
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0.0302
Janus Enterprise Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $2.6654
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.6024
Janus Twenty Fund $9.1567
Janus Venture Fund $4.0752
Janus Worldwide Fund $0
Perkins Global Value Fund $0.3415

I-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.4098
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0.0302
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $2.6654
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.6024
Janus Venture Fund $4.0752
Janus Worldwide Fund $0
Perkins Global Value Fund $0.3415

R-Class
Janus Balanced Fund $0.4098
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Market Neutral Fund $0
Janus Global Select Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $2.6654
Janus Triton Fund $0.6024
Janus Worldwide Fund $0

S-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.4098
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0.0302
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $2.6654
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.6024
Janus Venture Fund $4.0752
Janus Worldwide Fund $0
Perkins Global Value Fund $0.3415

T-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.4098
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0.0302
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Market Neutral Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $2.6654
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.6024
Janus Twenty Fund $9.1567
Janus Venture Fund $4.0752
Janus Worldwide Fund $0
Perkins Global Value Fund $0.3415


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

A-Class
Janus Asia Equity Fund $91
Janus Balanced Fund $23,668
Janus Contrarian Fund $2,096
Janus Emerging Markets Fund $128
Janus Enterprise Fund $1,128
Janus Forty Fund $12,028
Janus Fund $32,947
Janus Global Life Sciences Fund $56
Janus Global Market Neutral Fund $975
Janus Global Real Estate Fund $803
Janus Global Research Fund $841
Janus Global Select Fund $1,639
Janus Global Technology Fund $198
Janus Growth and Income Fund $676
Janus International Equity Fund $4,823
Janus Overseas Fund $14,583
Janus Protected Series - Global $158
Janus Protected Series - Growth $5,601
Janus Research Fund $424
Janus Triton Fund $14,969
Janus Venture Fund $11
Janus Worldwide Fund $49
Perkins Global Value Fund $416

C-Class
Janus Asia Equity Fund $84
Janus Balanced Fund $19,108
Janus Contrarian Fund $1,683
Janus Emerging Markets Fund $100
Janus Enterprise Fund $406
Janus Forty Fund $10,497
Janus Fund $196
Janus Global Life Sciences Fund $15
Janus Global Market Neutral Fund $1,507
Janus Global Real Estate Fund $374
Janus Global Research Fund $129
Janus Global Select Fund $914
Janus Global Technology Fund $61
Janus Growth and Income Fund $358
Janus International Equity Fund $1,456
Janus Overseas Fund $4,808
Janus Protected Series - Global $113
Janus Protected Series - Growth $4,101
Janus Research Fund $52
Janus Triton Fund $5,176
Janus Venture Fund $1
Janus Worldwide Fund $29
Perkins Global Value Fund $34

D-Class
Janus Asia Equity Fund $364
Janus Balanced Fund $42,604
Janus Contrarian Fund $120,755
Janus Emerging Markets Fund $1,297
Janus Enterprise Fund $14,458
Janus Fund $155,638
Janus Global Life Sciences Fund $17,954
Janus Global Real Estate Fund $2,039
Janus Global Research Fund $8,100
Janus Global Select Fund $167,519
Janus Global Technology Fund $32,065
Janus Growth and Income Fund $64,042
Janus International Equity Fund $1,177
Janus Overseas Fund $47,501
Janus Protected Series - Global $137
Janus Protected Series - Growth $861
Janus Research Fund $60,310
Janus Triton Fund $33,689
Janus Venture Fund $17,690
Janus Worldwide Fund $25,393
Perkins Global Value Fund $6,264

I-Class
Janus Asia Equity Fund $99
Janus Balanced Fund $72,059
Janus Contrarian Fund $3,771
Janus Emerging Markets Fund $886
Janus Enterprise Fund $6,142
Janus Forty Fund $28,021
Janus Fund $5,554
Janus Global Life Sciences Fund $220
Janus Global Market Neutral Fund $1,237
Janus Global Real Estate Fund $3,375
Janus Global Research Fund $2,743
Janus Global Select Fund $2,501
Janus Global Technology Fund $394
Janus Growth and Income Fund $835
Janus International Equity Fund $11,954
Janus Overseas Fund $35,646
Janus Protected Series - Global $115
Janus Protected Series - Growth $2,592
Janus Research Fund $3,978
Janus Triton Fund $36,570
Janus Venture Fund $399
Janus Worldwide Fund $366
Perkins Global Value Fund $603

R-Class
Janus Balanced Fund $7,977
Janus Contrarian Fund $160
Janus Enterprise Fund $892
Janus Forty Fund $5,443
Janus Fund $88
Janus Global Market Neutral Fund $29
Janus Global Select Fund $272
Janus Growth and Income Fund $76
Janus International Equity Fund $61
Janus Overseas Fund $4,152
Janus Triton Fund $1,635
Janus Worldwide Fund $20

S-Class
Janus Asia Equity Fund $83
Janus Balanced Fund $28,472
Janus Contrarian Fund $200
Janus Emerging Markets Fund $84
Janus Enterprise Fund $3,031
Janus Forty Fund $52,023
Janus Fund $1,732
Janus Global Life Sciences Fund $8
Janus Global Market Neutral Fund $30
Janus Global Real Estate Fund $70
Janus Global Research Fund $261
Janus Global Select Fund $129
Janus Global Technology Fund $16
Janus Growth and Income Fund $1,405
Janus International Equity Fund $233
Janus Overseas Fund $32,181
Janus Protected Series - Global $113
Janus Protected Series - Growth $381
Janus Research Fund $18
Janus Triton Fund $4,738
Janus Venture Fund $421 (not in thousands)
Janus Worldwide Fund $1,028
Perkins Global Value Fund $26

T-Class
Janus Asia Equity Fund $93
Janus Balanced Fund $132,212
Janus Contrarian Fund $61,972
Janus Emerging Markets Fund $274
Janus Enterprise Fund $13,035
Janus Forty Fund $1,166
Janus Fund $72,696
Janus Global Life Sciences Fund $8,385
Janus Global Market Neutral Fund $5
Janus Global Real Estate Fund $408
Janus Global Research Fund $7,507
Janus Global Select Fund $80,803
Janus Global Technology Fund $13,942
Janus Growth and Income Fund $41,935
Janus International Equity Fund $626
Janus Overseas Fund $103,387
Janus Protected Series - Global $116
Janus Protected Series - Growth $2,169
Janus Research Fund $44,237
Janus Triton Fund $70,587
Janus Venture Fund $6,749
Janus Worldwide Fund $18,983
Perkins Global Value Fund $2,078


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows:

A-Class
Janus Asia Equity Fund $9.11
Janus Balanced Fund $26.64
Janus Contrarian Fund $14.18
Janus Emerging Markets Fund $8.81
Janus Enterprise Fund $65.98
Janus Forty Fund $37.44
Janus Fund $31.59
Janus Global Life Sciences Fund $28.56
Janus Global Market Neutral Fund $8.39
Janus Global Real Estate Fund $9.23
Janus Global Research Fund $15.58
Janus Global Select Fund $11.41
Janus Global Technology Fund $18.88
Janus Growth and Income Fund $34.09
Janus International Equity Fund $11.03
Janus Overseas Fund $37.55
Janus Protected Series - Global $11.38
Janus Protected Series - Growth $9.17
Janus Research Fund $32.22
Janus Triton Fund $18.27
Janus Venture Fund $59.30
Janus Worldwide Fund $46.44
Perkins Global Value Fund $12.46

C-Class
Janus Asia Equity Fund $9.10
Janus Balanced Fund $26.59
Janus Contrarian Fund $13.91
Janus Emerging Markets Fund $8.76
Janus Enterprise Fund $64.63
Janus Forty Fund $35.59
Janus Fund $31.30
Janus Global Life Sciences Fund $28.07
Janus Global Market Neutral Fund $8.25
Janus Global Real Estate Fund $9.21
Janus Global Research Fund $15.31
Janus Global Select Fund $11.33
Janus Global Technology Fund $18.51
Janus Growth and Income Fund $33.96
Janus International Equity Fund $10.83
Janus Overseas Fund $36.87
Janus Protected Series - Global $11.36
Janus Protected Series - Growth $9.10
Janus Research Fund $31.81
Janus Triton Fund $17.95
Janus Venture Fund $58.72
Janus Worldwide Fund $46.02
Perkins Global Value Fund $12.37

D-Class
Janus Asia Equity Fund $9.14
Janus Balanced Fund $26.66
Janus Contrarian Fund $14.23
Janus Emerging Markets Fund $8.83
Janus Enterprise Fund $66.40
Janus Fund $31.72
Janus Global Life Sciences Fund $28.68
Janus Global Real Estate Fund $9.29
Janus Global Research Fund $15.64
Janus Global Select Fund $11.41
Janus Global Technology Fund $18.98
Janus Growth and Income Fund $34.09
Janus International Equity Fund $11.00
Janus Overseas Fund $37.75
Janus Protected Series - Global $11.37
Janus Protected Series - Growth $9.18
Janus Research Fund $32.40
Janus Triton Fund $18.35
Janus Venture Fund $59.50
Janus Worldwide Fund $43.87
Perkins Global Value Fund $12.52

I-Class
Janus Asia Equity Fund $9.12
Janus Balanced Fund $26.65
Janus Contrarian Fund $14.24
Janus Emerging Markets Fund $8.82
Janus Enterprise Fund $66.62
Janus Forty Fund $37.67
Janus Fund $31.73
Janus Global Life Sciences Fund $28.66
Janus Global Market Neutral Fund $8.48
Janus Global Real Estate Fund $9.28
Janus Global Research Fund $15.62
Janus Global Select Fund $11.42
Janus Global Technology Fund $19.04
Janus Growth and Income Fund $34.09
Janus International Equity Fund $10.98
Janus Overseas Fund $37.80
Janus Protected Series - Global $11.38
Janus Protected Series - Growth $9.18
Janus Research Fund $32.38
Janus Triton Fund $18.42
Janus Venture Fund $59.45
Janus Worldwide Fund $46.48
Perkins Global Value Fund $12.34

R-Class
Janus Balanced Fund $26.59
Janus Contrarian Fund $14.05
Janus Enterprise Fund $65.33
Janus Forty Fund $36.25
Janus Fund $31.46
Janus Global Market Neutral Fund $7.78
Janus Global Select Fund $11.36
Janus Growth and Income Fund $34.04
Janus International Equity Fund $10.94
Janus Overseas Fund $37.22
Janus Triton Fund $18.17
Janus Worldwide Fund $46.24

S-Class
Janus Asia Equity Fund $9.10
Janus Balanced Fund $26.65
Janus Contrarian Fund $14.15
Janus Emerging Markets Fund $8.81
Janus Enterprise Fund $65.78
Janus Forty Fund $36.94
Janus Fund $31.72
Janus Global Life Sciences Fund $28.46
Janus Global Market Neutral Fund $8.56
Janus Global Real Estate Fund $9.25
Janus Global Research Fund $15.50
Janus Global Select Fund $11.57
Janus Global Technology Fund $18.81
Janus Growth and Income Fund $34.10
Janus International Equity Fund $11.38
Janus Overseas Fund $37.48
Janus Protected Series - Global $11.37
Janus Protected Series - Growth $9.16
Janus Research Fund $32.14
Janus Triton Fund $18.20
Janus Venture Fund $59.25
Janus Worldwide Fund $46.49
Perkins Global Value Fund $12.56

T-Class
Janus Asia Equity Fund $9.10
Janus Balanced Fund $26.65
Janus Contrarian Fund $14.21
Janus Emerging Markets Fund $8.82
Janus Enterprise Fund $66.27
Janus Forty Fund $37.02
Janus Fund $31.74
Janus Global Life Sciences Fund $28.68
Janus Global Market Neutral Fund $8.51
Janus Global Real Estate Fund $9.29
Janus Global Research Fund $15.63
Janus Global Select Fund $11.42
Janus Global Technology Fund $18.96
Janus Growth and Income Fund $34.09
Janus International Equity Fund $10.92
Janus Overseas Fund $37.68
Janus Protected Series - Global $11.38
Janus Protected Series - Growth $9.17
Janus Research Fund $32.39
Janus Triton Fund $18.31
Janus Venture Fund $59.34
Janus Worldwide Fund $45.83
Perkins Global Value Fund $12.52